                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 15, 2004.


                       INTERMAGNETICS GENERAL CORPORATION
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                   001-11344                  14-1537454
      ---------------            ----------------          ------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                 Number)              Identification No.)
      Incorporation)


       Old Niskayuna Road, P.O. Box 461,
               Latham, New York                         12110-0461
    ----------------------------------------            ----------
    (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (518) 782-1122



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 15, 2004, Intermagnetics General Corporation ("Intermagnetics") and IGC-Polycold Systems Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Helix Technology Corporation ("Helix"), pursuant to which Helix has agreed to purchase all of the outstanding shares of capital stock of the Company, a wholly owned subsidiary of Intermagnetics. The purchase price for the stock of the Company is $49.2 million in cash payable at closing, plus the assumption by Helix of up to $3.3 million in certain tax obligations of the Seller relating to a Section 338(h)(10) election under the Internal Revenue Code contemplated by the Agreement, payable at the time that Intermagnetics makes the election. The parties intend to make such election at closing. The closing of the sale contemplated by the Agreement is contingent upon the satisfaction or waiver of the closing conditions set forth in the Agreement, including the receipt of clearance under the Hart-Scott-Rodino Antitrust Improvements Act as well as other customary conditions. The transaction is scheduled to close on or about February 15, 2005.

         The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which will be filed with the Securities and Exchange Commission by an amendment to this Current Report on Form 8-K.


SECTION 7 REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

         On December 16, 2004 Intermagnetics issued a press release announcing the execution of the Agreement for the sale of the Company to Helix. A copy of this Press Release is furnished as Exhibit 99.1 with this report.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
                  The following Exhibit is filed with this Form 8-K.

         ---------------------- -------------------------------------------------------------------------
         Exhibit No.            Description
         ---------------------- -------------------------------------------------------------------------
         99.1                   Intermagnetics General Corporation Press Release dated December 16, 2004, announcing the pending divestiture of its Polycold subsidiary.
         ---------------------- -------------------------------------------------------------------------


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTERMAGNETICS GENERAL CORPORATION

Date: December 15, 2004            By: /s/ Michael K. Burke
                                      -------------------------------------
                                           Michael K. Burke
                                           Executive Vice President
                                           and Chief Financial Officer


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                                  Exhibit Index

         ---------------------- -------------------------------------------------------------------------
         Exhibit No.            Description
         ---------------------- -------------------------------------------------------------------------
         99.1                   Intermagnetics General Corporation Press Release dated December 16, 2004, announcing the pending divestiture of its Polycold subsidiary.
         ---------------------- -------------------------------------------------------------------------


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